                         SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC 20549


                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                 Date of Report (Date of earliest event reported):
                            July 7, 1998 (July 6, 1998)


                           ATC Communications Group, Inc.
               ------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                Delaware            000-14315          75-2050538
            ---------------      ----------------     -------------
            (STATE OR OTHER      (COMMISSION FILE     (IRS EMPLOYER
            JURISDICTION OF          NUMBER)       IDENTIFICATION NO.)
             INCORPORATION)


                          5950 Berkshire Lane, Suite 1650
                                Dallas, Texas  75225
                ----------------------------------------------------
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


                Registrant's telephone number, including area code:
                                   (214) 361-9870

ITEM 5.   OTHER EVENTS.

     On July 6, 1998, ATC Communications Group, Inc. issued the news release attached hereto as Exhibit 99.1, which news release is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS

     99.1 News Release issued by ATC Communications Group, Inc. dated July 6, 1998.



                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  July 6, 1998                    ATC COMMUNICATIONS GROUP, INC.


                                             By:  /s/ Matthew S. Waller
                                                ----------------------------
                                                      Matthew S. Waller
                                                      CHIEF FINANCIAL OFFICER

                                  INDEX TO EXHIBITS

EXHIBIT NUMBER   DESCRIPTION
--------------   -----------
99.1             News Release issued by ATC Communications Group, Inc. dated
                 July 6, 1998.